UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

METROPOLITAN WEST FUNDS

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Metropolitan West Funds

11766 Wilshire Boulevard, Suite 1500

Los Angeles, California 90025

April 27, 2009

Dear Shareholder:

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain important information about the election of three Trustees to the Board of Trustees of Metropolitan West Funds (the “Board”) at a Special Meeting of Shareholders to be held on May 28, 2009 (the “Meeting”).

The Trustees present at the meeting where the proposal to elect the Trustees was considered voted unanimously to approve the recommendation. The Board believes this recommendation is in the best interests of the Funds and their shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of approval of the proposal. The election returns will be reported at the Meeting. Please return your proxy card in the postage-paid envelope as soon as possible.

Sincerely,

/s/ Andrew Tarica
Andrew Tarica
Chairman of the Board

METROPOLITAN WEST FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2009

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund and Metropolitan West Strategic Income Fund (each a “Fund” and, together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), whose principal executive office is located at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025 will be held on May 28, 2009 at 12 p.m. Eastern Time at the offices of the Trust’s Administrator, PNC Global Investment Servicing, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

1.	To approve the election of Messrs. Landmann, McMillan and Rooney to serve as Trustees of the Trust; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Funds at the close of business on April 17, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof.

By Order of the Board of Trustees

/s/ Andrew Tarica
Andrew Tarica
Chairman of the Board

Dated: April 27, 2009

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Funds associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

METROPOLITAN WEST FUNDS

11766 Wilshire Boulevard, Suite 1500

Los Angeles, California 90025

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on May 28, 2009 at 12 p.m. Eastern Time at the offices of the Trust’s Administrator, PNC Global Investment Servicing, Inc, 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof. The Trust expects to mail this Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying proxy card on or about April 27, 2009 to shareholders of record of the Trust.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The principal executive offices of the Trust are located at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025. The Trust offers shares of seven separate operational series or funds (each of which may offer more than one share class): Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrak 500 Fund. Each Fund except the AlphaTrak 500 Fund has two operational share classes, M and I; the AlphaTrak 500 Fund offers only class M.

Voting; Revocation of Proxies

All proxies solicited by the Board, which are properly executed and received by the Secretary of the Trust before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a Proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Record Date/Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on April 17, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

	Class M Shares Outstanding	Class I Shares Outstanding
Ultra Short Bond Fund	9,703,583.188	17,001,885.693
Intermediate Bond Fund	2,861,104.503	15,431,743.233
High Yield Bond Fund	8,823,107.438	14,359,340.132
Total Return Bond Fund	359,821,145.643	229,413,639.866
Low Duration Bond Fund	98,144,618.353	44,025,879.560
Strategic Income Fund	1,420,022.493	21,537,470.641
AlphaTrak 500 Fund	19,685,826.740	N/A

Quorum and Adjournment/Required Vote

Forty percent (40%) of the outstanding shares of the Trust on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposal presented. If a quorum is not present or presented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

A plurality of shares voted is necessary to elect each trustee (Proposal 1), meaning that the nominee receiving more votes relative to any other nominee running against him, will be elected.

The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the Record Date. A majority vote of the outstanding securities may be required for any other matter properly presented at the Meeting (Proposal 2). A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

If a quorum is present, but sufficient votes in favor of the proposal is not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposals.

Shareholder Reports

The Trust will furnish, without charge, a copy of its annual report, for the fiscal year ended March 31, 2008, and the most recent semi-annual report for the quarter ended September 30, 2008, to any shareholder upon request. Shareholders may obtain a copy of the annual report and semi-annual report by contacting the Trust at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025 or by calling (800) 241-4671.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, each of Mr. Laird Landmann, Mr. Peter McMillan and Mr. Robert Rooney will be voted upon as a Trustee of the Trust and, if elected, each will hold office until his respective successor is duly elected and qualified. Each of Messrs. Landmann, McMillan and Rooney has been elected by the Board to fill a vacancy on the Board, based on a nomination by the Independent Trustees, and none has been previously elected by shareholders. Each of Messrs. Landmann and McMillan has served as a Trustee since his respective election by the Board in 2008. In evaluating the appointments of Messrs. Landmann, McMillan and Rooney, the Trustees took into account each of their respective backgrounds and experiences. Messrs. Landmann, McMillan and Rooney have devoted substantial time to understanding the Funds and the mutual fund industry generally, and are committed to discharging each of their respective responsibilities to the best of their abilities. The Trustees also were impressed by the education, business experience and acumen of each of Messrs. Landmann, McMillan and Rooney. If elected, Messrs. McMillan and Rooney are expected to be nominated to serve on the Audit Committee of the Board.

The following table sets forth certain information regarding the Trustees, including the nominees. The mailing address of each Trustee is 11766 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90025.

Name, Address and Age***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

INDEPENDENT TRUSTEES OF THE TRUST*

Ronald J. Consiglio (65)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998 Mr. Consiglio served as Chief Executive Officer and president of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	7	Mannkind Corp. (Pharmaceutical Preparations)

Martin Luther King III (51)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	7	None

Peter McMillan (51)	Trustee	Indefinite term, since 2008; Nominee	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts, since 2005.	7	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II (Real Estate Investments); Steinway Musical Instruments, Inc. (Musical Instruments Manufacturing)

Name, Address and Age***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Robert G. Rooney (51)	Trustee Nominee	Nominee	Mr. Rooney has served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer communications marketing company, since 2006. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	7	Subsidiaries of Affinion Group, Inc. (Customer Communications and Marketing)

Andrew Tarica (50)	Trustee	Indefinite term, since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund, since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	7	None

Daniel D. Villanueva (71)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund) since January 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank-Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; Southwest Airlines (Airline)

Name, Address and Age***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

INTERESTED TRUSTEES**

Scott B. Dubchansky (49)	Trustee	Indefinite term, since 1997	Mr. Dubchansky has served as a Managing Director of the Adviser since August 1996. He also served as the Chief Executive Officer (CEO) of the Adviser from August 1996 through June 2008. From June 2004 through June 2008 he was the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser and the CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	7	West Gate Strategic Income Fund I Master Fund, Ltd.

Laird Landmann (45)	Trustee	Indefinite term, since 2008; Nominee	Since August 1996, Mr. Landmann has been a Managing Director and portfolio manager with the Adviser.	7	MetWest Enhanced TALF Strategy Fund, Ltd.

Name, Address and Age***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

David B. Lippman (50)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman has been a Managing Director with the Adviser since October 2001. He has been the CEO of the Adviser since June 2008. Mr. Lippman also served as a portfolio manager with the Adviser from October 2001 until June 2008.	N/A	N/A

Joseph D. Hattesohl (45)	Treasurer since 2001 and Chief Financial Officer since 2003	Indefinite term, since 2000 and 2003, respectively	Mr. Hattesohl has served as the Chief Financial Officer of the Adviser since November 2000. Since June 2004, he also serves as Chief Financial Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Keith T. Kirk (45)	Chief Compliance Officer since 2004, Vice President since 2007 and Secretary since 2006	Indefinite term, since 2004, 2007 and 2006, respectively	Since 2004, Mr. Kirk has served as the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has served as Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, since June 2008. He has worked for the Adviser since 2003.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.

**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Board Meetings and Standing Committees

During the fiscal year ended March 31, 2009, the Board met five times. Each incumbent Trustee attended at least 75% of all meetings of the Board held during the fiscal year, including the meetings of the Board’s committees on which such Trustee was a member. The Trust does not hold annual shareholders meetings, and therefore, the Board does not have a policy with regard to Trustee attendance at such meetings.

The Board has an Audit Committee consisting of Messrs. Consiglio, King, Tarica and Villanueva. Mr. King serves as the Chairman of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”). The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. The Audit Committee met two times during the fiscal year ended March 31, 2009.

The Board has a Pricing Committee consisting of Mr. Villanueva, an Independent Trustee, Joseph Hattesohl, the Chief Financial Officer of the Trust and the Adviser and Treasurer of the Trust, and Stephen Kane, a portfolio manager of the Adviser. The Pricing Committee is responsible for the fair value pricing of any securities held by the Funds as necessary. The Pricing Committee of the Trust met five times during the fiscal year ended March 31, 2009.

The Board does not have a nominating committee. The Board views that it is appropriate for the Trust not to have a nominating committee as this function is performed by all the Independent Trustees.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee or nominee in each Fund of the Trust and, on an aggregate basis, in any registered investment company overseen by the Trustee within the Trust’s family of investment companies, as of the Record Date.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Funds (1) (Amounts in Parentheses are Deferred Trustees’ Fees Invested in the Funds as of the Record Date)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Deferred Trustees’ Fees Invested in Funds as of the Record Date)

INDEPENDENT TRUSTEES*

Ronald J. Consiglio	None	None

Martin Luther King, III	None	None

Peter McMillan	None	None

Robert Rooney	None	None

Andrew Tarica	High Yield Bond Fund – $50,001 - $100,000 Strategic Income Fund – $50,001 - $100,000	Over $100,000

Daniel D. Villanueva	None (Ultra Short Bond Fund – $1 - $10,000) (Low Duration Bond Fund – $1 - $10,000) (Intermediate Bond Fund – $1 - $10,000) (Total Return Bond Fund – $1 - $10,000)	None ($10,000 - $50,000)

INTERESTED TRUSTEES**

Scott B. Dubchansky	High Yield Bond Fund – $10,001 - $50,000 AlphaTrak 500 Fund – $50,001 - $100,000	$50,001 - $100,000

Laird Landmann	Low Duration Bond Fund – $1 - $10,000 Strategic Income Fund – Over $100,000 Ultra Short Bond Fund – $50,001 - $100,000	Over $100,000

(1)	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000.

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.

**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

As of December 31, 2008, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Beginning in 2007, each of the Independent Trustees received an annual retainer of $12,000, and $3,000 for each meeting of the Board of Trustees attended. The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2009 is set forth below:1

Name Of Person, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustees
Scott B. Dubchansky, Trustee	None	None	None	None

Laird Landmann, Trustee	None	None	None	None

Keith T. Holmes,(1,2) Trustee	$12,000	None	None	$12,000

Ronald J. Consiglio, Trustee	$24,000	None	None	$24,000

David H. Edington,(1,2) Trustee	$21,000	None	None	$21,000

Martin Luther King III, Trustee	$24,000	None	None	$24,000

Scott Sale, MD,(1,2) Trustee	$18,000	None	None	$18,000

Andrew Tarica, Trustee	$24,000	None	None	$24,000

Daniel D. Villanueva,(1) Trustee	$24,000	None	None	$24,000

(1)

Messrs. Edington, Holmes, Sale and Villanueva participated in a deferred compensation plan for certain eligible Trustees of the Trust during the last fiscal year. The total value of deferred compensation as of March 31, 2009 was as follows: $51,417.13 for Mr. Edington, $79,647.69 for Mr. Holmes, $24,201.15 for Dr. Sale and $80,609.50 for Mr. Villanueva. Mr. Holmes participated in the deferred compensation plan through September 30, 2008 and received a partial payment of $26,025.74 from the plan. The deferred compensation plan is discussed in more detail below.

(2)	Mr. Edington resigned from the Board effective March 30, 2009. Dr. Sale resigned from the Board effective November 10, 2008. Mr. Holmes resigned from the Board effective September 22, 2008.

Deferred Compensation Plan

The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Trust’s directors and officers, persons who own more than ten (10%) of the Funds’ common stock, and the

Adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Trust believes that its directors and officers, the Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2008.

Vote Required and Recommendation

The election of each of Mr. Laird Landmann, Mr. Peter McMillan and Mr. Robert Rooney as a Trustee requires a plurality of the shares voting for this proposal. Therefore, if each of Mr. Laird Landmann, Mr. Peter McMillan or Mr. Robert Rooney receives more votes than any other nominee running against him, respectively, he will be elected.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF THE NOMINATED TRUSTEES, LAIRD LANDMANN, PETER MCMILLAN AND ROBERT ROONEY, IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” EACH NOMINEE LISTED IN THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne by the Trust.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication or personal contact. The Funds may also retain a service to assist in the solicitation process at a cost not expected to exceed $25,000.

Adviser

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $23.5 billion of fixed-income investments as of December 31, 2008 on behalf of institutional clients and the Funds.

The Adviser is wholly owned by MWAM Holdings, LLC, its sole member and an entity that is majority-owned by the Adviser’s key executives. The following table provides the name and principal occupation of each member of MWAM Holdings, LLC and the executive officers of the Adviser. The address of each member of MWAM Holdings, LLC and the executive officers of the Adviser is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025.

Member or Executive Officer	Principal Occupation with the Adviser (and office with the Trust, if applicable)

David B. Lippman	Chief Executive Officer of the Adviser (President and Principal Executive Officer of the Trust)

Tad Rivelle	Chief Investment Officer and Portfolio Manager

Laird R. Landmann	Managing Director and Portfolio Manager (Trustee of the Trust)

Scott B. Dubchansky	Managing Director (Trustee of the Trust)

A. Christopher Scibelli	Marketing Director

Stephen M. Kane	Managing Director and Portfolio Manager

Joseph D. Hattesohl	Chief Financial Officer of the Adviser (Treasurer and Chief Financial Officer of the Trust)

Patrick A. Moore	Client Services Director

Keith T. Kirk	Chief Compliance Officer of the Adviser (Chief Compliance Officer and Secretary of the Trust)

Interested Persons of the Trust and the Funds

Messrs. Dubchansky and Landmann are deemed to be “interested persons” of the Trust and the Funds because of their positions with the Adviser. They each serve as a Trustee of the Trust.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, each of the nominees and executive officers of the Trust beneficially owned individually and collectively as a group less than 1% of the outstanding shares of any Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is PFPC Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Administrator

PNC Global Investment Servicing, Inc. serves as Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent Auditors

Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit proposals to be considered at a special meeting of the shareholders should send such proposals to the Secretary of the Trust at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025. A shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at the address above in a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Shareholder Communications

Shareholders of a Fund who wish to send communications to the Board or specific Trustees should submit the communication in writing to the attention of the Secretary of the Trust at 11766 Wilshire Boulevard, Suite 1500, Los Angeles, California 90025, identifying the correspondence as intended for the Board or a specified Trustee. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or a specified Trustee, as appropriate.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Keith T. Kirk
Keith T. Kirk, Secretary

April 27, 2009

APPENDIX A

As of Record Date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

Low Duration Bond Fund Class M

1. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	56,010,500.336	57.0694%

2. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	20,520,203.486	20.9081%

Total Return Bond Fund Class M

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	174,606,997.722	48.5261%

2. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	44,879,016.796	12.4726%

3. Merrill Lynch Pierce Fenner & Smith Inc Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246	28,619,573.292	7.9538%

4. Citigroup Global Markets Inc 00109801250 333 West 34th Street, 3rd Floor New York, NY 10001	21,694,790.842	6.0293%

AlphaTrak 500 Fund Class M

1. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	4,562,609.277	23.1771%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

2. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	3,360,495.912	17.0706%

3. Trinity Health Holy Cross Employees Retirement Trust Retire Health Care Plan Attn: Treasury Department 27870 Cabot Drive Novi, MI 48377-2920	2,404,640.191	12.2151%

4. Memorial Hospital of South Bend Inc 615 N. Michigan Street South Bend, IN 46601-1087	2,308,105.506	11.7247%

5. First Source Bank Cust FBO Memorial Health System Employees Pension Plan DTD 11/04/1982 615 North Michigan South Bend, IN 46601	1,443,910.408	7.3348%

6. Community Foundation of Northern Illinois 946 N. Second Street Rockford, IL 61107-3005	1,388,237.867	7.0520%

7. Wells Fargo Bank NA FBO Duluth Teachers’ TSA-Artio/Welling 10068503 PO Box 1533 Minneapolis, MN 55480	1,185,569.800	6.0225%

High Yield Bond Fund Class M

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	6,171,328.236	69.9451%

2. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	1,259,398.548	14.2739%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

Intermediate Bond Fund Class M

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,301,077.926	80.4262%

2. Mizuho USA Foundation Inc 1251 Avenue of the Americas, 31st Floor New York, NY 10020-1104	154,405.145	5.3967%

Strategic Income Fund Class M

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	783,579.949	55.1808%

2. National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	318,440.723	22.4251%

3. Ameritrade Inc For the Exclusive Benefit of Our Customers PO Box 2226 Omaha, NE 68103-2226	102,886.670	7.2454%

Ultra Short Bond Fund Class M

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	7,484,711.368	77.1335%

2. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	1,038,794.516	10.7053%

3. Ameritrade Inc For the Exclusive Benefit of Our Customers PO Box 2226 Omaha, NE 68103-2226	527,657.117	5.4378%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

Low Duration Bond Fund Class I

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	8,956,177.007	20.3430%

2. LPL Financial Services A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	6,417,969.906	14.5777%

3. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	5,620,269.005	12.7658%

4. Wells Fargo Bank NA FBO CWMN-PIMCO Total Return Fund III 13697604 PO Box 1533 Minneapolis, MN 55480	3,877,248.908	8.8068%

5. Northern Trust as Custodian FBO Rush Medical Center A/C# 26-80108 PO Box 92956 Chicago, IL 60675	2,489,792.689	5.6553%

6. Regions Bank Custodian Crimson Tide Foundation AC 8850000572 PO Box 870136 Tuscaloosa, AL 35487	2,350,856.306	5.3397%

Total Return Bond Fund Class I

1. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	40,062,383.144	17.4630%

2. LPL Financial Services A/C 1000-0005 9785 Towne Centre Drive San Diego, CA 92121-1968	26,325,121.485	11.4750%

3. Citigroup Global Markets Inc 00109801250 333 West 34th Street, 3rd Floor New York, NY 10001	20,290,810.560	8.8446%

4. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	15,198,739.081	6.6250%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

High Yield Bond Fund Class I

1. State Universities Retirement System of Illinois 1901 Fox Drive Champaign, IL 61820-7333	2,927,868.865	20.3900%

2. Sacramento County Employees Retirement System PO Box 627 Sacramento, CA 95814	2,330,958.665	16.2331%

3. San Diego City Employees Retirement System 11766 Wilshire Blvd., Ste. 1580 Los Angeles, CA 90025-6576	1,881,318.410	13.1017%

4. Hanford Multi-Employer Pension PO Box 1000 MSIN H3-08 Richland, WA 99352	1,311,382.193	9.1326%

5. Wend & Co 342055 C/O The Bank of New York Mellon Mutual Funds Reorg Department PO Box 1066 Wall St. Station New York, NY 10268	1,123,784.172	7.8262%

Intermediate Bond Fund Class I

1. Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	4,217,388.272	27.3293%

2. Saxon & Co FBO 21-46-001-5911311 PO Box 7780-1888 Philadelphia, PA 19182	2,442,228.093	15.8260%

3. Lenoir Memorial Hospital Inc PO Box 1678 Kingston, NC 28503-1678	2,161,268.100	14.0053%

4. Saxon & Co FBO 21-46-001-5911280 PO Box 7780-1888 Philadelphia, PA 19182	1,610,253.540	10.4347%

5. Patterson & FBO Omnibus R/R/R 9999999954 NC-1143 1525 West WT Harris Blvd Charlotte, NC 28288-1143	1,119,477.925	7.2544%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Fund

6. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	829,086.040	5.3726%

Strategic Income Fund Class I

1. Northern Trust FBO Banner Health Ops A/C# 26-52451 PO Box 92956 Chicago, IL 60675	16,555,665.053	76.8691%

2. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,214,550.602	10.2823%

Ultra Short Bond Fund Class I

1. Wells Fargo Bank NA FBO ROCH/MAYO 2008ABCDE CONSTRUCTION FN 22857602 PO Box 1533 Minneapolis, MN 55480	8,547,008.548	50.2709%

2. National Financial Services LLC FBO Our Customers Attn: Mutual Funds Department, 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	5,665,552.137	33.3231%

3. Charles Schwab & Co Inc Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,384,728.521	14.0263%

METROPOLITAN WEST FUNDS

11766 Wilshire Boulevard

Suite 1580

Los Angeles, California 90025

PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS – May 28, 2009

This proxy is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on May 28, 2009.

The undersigned hereby appoints Jeremy Steich and Sandra Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Metropolitan West Funds (the “Meeting”) to be held on May 28, 2009 at 12 p.m. Eastern Time at the offices of the Trust’s Administrator, PNC Global Investment Servicing, Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box.    Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSALS.

1.	To approve the election of three Trustees:

	Laird Landmann:	☐ For	☐ Against	☐ Abstain

	Peter McMillan	☐ For	☐ Against	☐ Abstain

	Robert G. Rooney	☐ For	☐ Against	☐ Abstain

2.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: , 2009

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND)